Nasdaq SFNC Exhibit 99.2 st 1 Quarter 2026 Earnings Presentation April 16, 2026

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $24.7 $20.2 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $9.4 $17.9 CONSECUTIVE YEARS 3 117 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 123 14.36% 8.74% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 221 ACROSS SIX STATES 4.2% 89% 2 DIVIDEND YIELD LOAN TO DEPOSIT RATIO 1.28% 0.21% ACL TO TOTAL NET CHARGE-OFF LOANS RATIO Figures presented on this slide are as of March 31, 2026, unless otherwise noted 2 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on April 10, 2026, closing stock price of $20.50 and annualized dividend rate of $0.86 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

1Q26 Financial Highlights 3

1Q26 Highlights 1 1 Reported Adjusted ❑ On track to deliver double-digit PPNR growth in 2026 1 ─ Adjusted PPNR growth of 53% year-over-year 2 Net income $68.5M $68.6M ─ Net interest margin expands to 3.84%, primarily driven by lower funding costs ❑ Loan growth EPS (diluted) $0.47 $0.47 ─ Broad based growth drives loans up 10% linked quarter annualized ─ 5% linked quarter increase in unfunded commitments ROAA 1.13% 1.13% ─ Commercial loan pipeline remains healthy while maintaining pricing discipline ❑ Deposit growth Revenue $241.4M $241.4M ─ 6% annualized linked quarter increase in average total deposits 1 PPNR $100.7M $100.7M ─ 7% annualized linked quarter increase in core customer interest bearing transaction and savings accounts 2 ─ 8 bps decrease in cost of deposits NIM 3.84% ❑ Credit quality NCO ratio 21 bps ─ Provision expense exceeds net charge-offs by $5.5 million, reflecting strong loan growth in the quarter ACL ratio 1.28% ─ Net charge-offs ratio of 21 bps ─ ACL ratio held steady at 1.28% Comparisons on this page are 1Q26 vs 4Q25, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations 2 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 4

Income Statement Highlights 2 2 Net Interest Income Adjusted Total Revenue Adjusted PPNR $ in millions $ in millions $ in millions +15% +21% +53% $249.0 $197.3 $197.2 $110.4 $241.4 $100.7 $232.5 $186.7 $92.8 $214.2 $77.3 $209.6 $171.8 $66.0 $163.4 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 1 NIM 2.95% 3.81% 3.84% 3.06% 3.50% 2 2 2 Adjusted NIE Adjusted Net Income Adjusted Diluted EPS $ in millions $ in millions +107% +81% (2)% $79.0 $143.6 $0.54 $68.6 $64.9 $140.6 $0.47 $0.46 $139.7 $0.44 $56.1 $138.6 $136.8 $33.1 $0.26 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 PPNR – Pre-provision net revenue NIE – Noninterest Expense 5 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Net Interest Margin (FTE) 1 1 Net Interest Margin Net Interest Margin Evolution FTE (%) FTE +89 bps 11 bps (7) bps 3.84% 3.81% (1) bp 1 bp (1) bp 3.84% 3.50% 3.81% +3 bps 3.06% 2.95% Loan Day 1Q26 4Q25 Funding Hedges Other Yield Rate Count 1Q25 2Q25 3Q25 4Q25 1Q26 Select Yields/Rates FTE (%) 6.31 6.26 6.23 6.20 6.16 Commentary ❑ Favorable repricing of fixed-rate loans continues to be a tailwind 4.30 4.25 4.01 ❑ Deposit cost down 8 bps from 4Q25 levels reflects continued focus on 3.48 3.48 growth of low-cost core customer deposits and planned run-off of non- relationship time deposits or subsequent reinvestment into lower cost deposits. 2.44 2.36 2.25 2.04 1.96 1Q25 2Q25 3Q25 4Q25 1Q26❑ Hedging income of $5.9 million in 1Q26 Loan Yield (FTE) Securities (FTE) Cost of Deposits 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 6

Noninterest Income 1 1 1Q26 Adjusted 1Q26 vs Adjusted 1 $ in millions Reported 4Q25 1Q25 Adjusted Commentary Service charges on deposit accounts $ 12.7 $ 12.7 $ - - % $ - - % ❑ Linked quarter decrease primarily driven by Wealth management fees 10.5 10.5 0.2 2 0.9 9 decline in “Other” noninterest income Debit and credit card fees 8 .5 8.5 (0.2) (2) 0.1 1 • $2.9M lower as a result of BOLI death benefits received in 4Q25 Mortgage lending income 1.9 1.9 (0.4) (17) (0.2) (8) • $2.6M lower primarily as a result of negative SBIC valuation adjustments in 1Q26 Bank owned life insurance 4.2 4.2 0.3 7 0.1 3 ❑ Debit and credit card fees and mortgage lending Swap fee income 1.7 1.7 (0.4) (18) 0.3 21 income seasonally lower Other service charges and fees 1 .6 1.6 0 .1 7 0.3 20 Other 3.1 3.1 (7.2) (70) (3.5) (53) Total noninterest income $ 44.2 $ 44.2 $(7.5) (15) % $(2.0) (4) % 1 Adjusted Total Revenue Per Employee Adjusted Noninterest Income Adjusted PPNR per Avg. Diluted Share 1 1 (FTE) to Adjusted Total Revenue +33% ($ in thousands) $0.76 22.0% $85.4 $82.9 $0.69 $80.7 20.8% $0.66 19.8% $0.61 19.7% $72.7 18.3% $71.1 $0.52 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 Totals may not foot due to rounding FTE – Full-time equivalent 7 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Noninterest Expense 1 1 1Q26 Adjusted 1Q26 vs Adjusted 1 $ in millions Reported 4Q25 1Q25 Adjusted Commentary Salaries and employee benefits $ 75.9 $ 75.6 $ 2.7 4% $ 0.8 1% ❑ Linked quarter increase in salaries and employee Occupancy expense, net 12.2 1 1.9 0.7 6 - - benefits primarily reflects seasonal payroll taxes ❑ Base salary expense lower by 1.8% linked quarter Furniture and equipment 5 .4 5.4 0 .1 2 - - 1 ❑ Adjusted efficiency ratio improves 859 bps year- Deposit insurance 2 .3 4.3 (0.5) (10) (1.1) (21) over-year to 56.16% OREO and foreclosure expense 0 .3 0.3 (0.1) (29) 0.1 56 Other 44.5 43.1 (0.9) (2) (2.8) (6) Total noninterest expense $140.7 $140.6 $ 2.0 1% $(2.9) (2) % 1 Employees (FTE) # of Financial Centers Adjusted Efficiency Ratio 859 bp improvement 64.75% 223 223 2,949 2,947 222 222 60.52% 2,917 221 2,913 2,883 57.72% 56.16% 53.64% 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 Note: Numbers may not add due to rounding FTE – full-time equivalent 8 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Deposits, Interest Rate Sensitivity, Hedging Program and Capital 9

Deposits Deposit Mix $ in billions; Period End Balances 63% interest bearing Evolution of Funding Rates 1 deposit beta since 2Q24 $21.8 $19.8 $21.7 $20.2 $20.2 5.33% 9.3% 9.4% 5.27% 9.5% 13.4% 14.8% 4.66% 11.1% 12.0% 12.7% 4.33% 4.33% 4.30% 14.0% 12.3% Customer 3.90% 14.7% 14.0% 3.64% 13.3% 3.53% 3.52% 13.4% 3.28% 13.9% Deposits 3.05% 2.97% 2.86% 2.62% 2.47% 42.8% 90.5% 43.2% 43.3% 2.79% 2.79% 39.0% 2.60% 38.2% 2.44% 2.36% 2.25% 2.04% 1.96% Interest Bearing Deposits Cost of Deposits Avg Fed Funds Rate 22.1% 21.5% 21.2% 20.5% 20.5% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest Bearing Interest Bearing Transaction Accounts Time Deposits Public Funds (interest bearing) Brokered Deposits 2 Linked Quarter Deposit Change Commentary $ in millions; Period End Balances ❑ Continued to effectively manage deposit costs, reflected by an 8 bps decrease Total Deposits $19 on a linked quarter basis ❑ 6% annualized linked quarter increase in average total deposits Noninterest Bearing Transaction Accounts $(48) ❑ 7% annualized linked quarter increase in core customer interest bearing Interest Bearing Transaction and Savings Accounts $34 transaction and savings accounts Time Deposits $(132) ❑ Decrease in time deposits reflects continued, planned run-off of non- relationship CDs or subsequent reinvestment into lower cost deposits Public Funds (interest bearing) $139 ❑ ~78% of deposits are FDIC insured or are collateralized deposits Brokered (MM & CDs) and Other Non-Customer Deposits $26 Totals may not add due to rounding Source: Average Fed Funds rate based on data from www.macrotrends.net 10 1 Deposit beta calculated as change in cost of deposits from 2Q24 to 1Q26 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 1Q26 2 Linked quarter change is 1Q26 vs 4Q25

Interest Rate Sensitivity CD Maturities (over the next 12 months) Loan Portfolio – Repricing and Maturity (contractual) $ in millions At March 31, 2026 $ in millions Weighted Average Rates Repricing Term Rate Structure 3 mo 3-12 1-3 3-5 Over 5 3.46% 3.87% 3.22% 3.82% 2.99% 3.76% 2.95% 3.71% Total Variable Fixed or less mo years years years $1,682.1 RE - Construction $ 2,283.7 $ 171.4 $ 92.6 $ 67.8 $ 6.4 $ 2,621.9 $ 2,227.1 $ 394.8 RE - Commercial 4,461.2 1,264.1 1,843.9 669.3 526.1 8,764.6 4,438.3 4,326.3 RE - Single-Family 703.6 296.7 523.6 386.5 655.8 2,566.2 1,429.5 1,136.7 $834.5 $820.5 Commercial (C&I) 1,697.2 172.9 312.8 247.6 90.9 2,521.4 1,722.2 799.3 $379.4 $288.0 $283.5 $88.8 Consumer 203.4 13.6 36.4 7.7 8.0 269.0 197.6 71.4 $55.7 1 Other 723.4 36.6 40.5 40.6 348.7 1,189.8 707.2 482.6 2Q26 3Q26 4Q26 1Q27 Total $ 10,072.4 $ 1,955.3 $ 2,849.8 $ 1,419.5 $ 1,636.0 $ 17,932.9 $ 10,721.9 $ 7,211.0 Customer CDs Brokered CDs 2 6.64% 4.89% 5.88% 6.49% 4.74% 6.13% 6.58% 5.49% Weighted average rate Note: Weighted average rates in the table above are based on contractual repricing and maturity. Does not include the impact of Hedging Program summarized on Slide 12 Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) Additional Interest Rate Sensitivity Factors Change in Interest Rates % Impact on Net Interest Income 3 ❑ ~$90 million of projected securities principal maturities per quarter Up 25 bps 0.2% ❑ ~$2.7 billion of loans with a weighted average rate of less than 4% repricing over the next three years 4 ❑ ~29% of customer interest bearing deposits are tied to index rates, principally Fed Funds target rate Down 25 bps (0.6)% Down 50 bps (1.3)% Assumes an immediate, parallel change in interest rates and static balance sheet as of March 31, 2026. Totals may not add due to rounding 1 Other includes agriculture, mortgage warehouse and other loans 11 2 Weighted average rates do not include mortgage warehouse and credit card portfolios 3 Projections over the next 12 months assuming a static balance sheet as of March 31, 2026 4 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

Hedging Program 1 Estimated Future Swap Income Hedging Program Update $ in millions; Based on forward rates ❑ No additional hedging instruments added during 1Q26 ❑ Net interest income (NII) sensitivity remains slightly asset sensitive $5.1 $5.1 $4.7 $4.5 $4.5 ❑ Hedging strategy designed to manage interest rate risk position to slightly asset sensitive 2Q26 3Q26 4Q26 1Q27 2Q27 Quarterly Average (Notional) Annual Average (Notional) Hedged Item Quarter Initiated Rate Protection 1Q26 2Q26 3Q26 4Q26 1Q27 2Q27 2027 2028 2029 2030 Variable rate loans 3Q25 Down rate $ 1,000.0 $ 1,000.0 $ 1,000.0 $ 1,000.0 $ 1,000.0 $ 1 ,000.0 $ 1 ,000.0 $ 899.6 $ 209.6 $ - Variable rate CMBS 3Q25 Down rate 300.0 300.0 260.9 200.0 200.0 200.0 130.4 - - - Subordinated debt 3Q25 Down rate 325.0 325.0 325.0 325.0 325.0 325.0 325.0 325.0 325.0 244.0 Fixed rate munis 3Q21 Up rate 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 937.2 54.2 - Net Asset Swap Position (up rate - down rate) $ 623.3 $ 623.3 $ 584.2 $ 523.3 $ 523.3 $ 523.3 $ 453.7 $ 287.4 $ 480.4 $ 244.0 Quarterly Fixed Rate Annual Fixed Rate Hedged Item Receive Pay 1Q26 2Q26 3Q26 4Q26 1Q27 2Q27 2027 2028 2029 2030 Variable rate loans Fixed SOFR based 3.59% 3.24% 3.24% 3.24% 3.24% 3.24% 3.24% 3.26% 3.22% - Variable rate CMBS Fixed SOFR based 3.82% 3.82% 3.53% 3.07% 3.07% 3.07% 3.07% - - - Subordinated debt Fixed SOFR based 3.56% 3.56% 3.56% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% Fixed rate munis Fed effective Fixed 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.22% - Totals may not add due to rounding 1 Estimated swap income based on implied forward rates as of March 31, 2026. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. 12

Capital: Focused on maintaining a strong capital position 1 1 CET 1 Capital Ratio Tier 1 Leverage Ratio 12.36% 10.06% 10.14% 11.63% 9.96% 11.54% 11.58% 9.56% Commentary 9.87% 8.17% ❑ Share Repurchase Program Adj. Reported ▪ Announced new $175M share repurchase program HTM in February 2026 to replace expiring 2024 program 2,3 Loss ▪ No shares were repurchased during 1Q26 2Q25 3Q25 4Q25 1Q26 2Q25 3Q25 4Q25 1Q26 WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 1 1 Total Risk-Based Capital Ratio Capital Ratios (at 3/31/26) Tier 1 Risk-Based Capital Ratio 15.07% 14.45% 14.42% 12.36% 14.36% Equity to Assets 11.54% 11.63% 11.58% 13.9% 12.03% 9.87% 2 Tangible Common Equity Ratio 8.7% 2Q25 3Q25 4Q25 1Q26 2Q25 3Q25 4Q25 1Q26 WELL CAPITALIZED WELL CAPITALIZED 8.0% 10.0% 1 1Q26 data as of March 31, 2026, 4Q25 data as of December 31, 2025, 3Q25 data as of September 30, 2025, and 2Q25 data as of June 30, 2025 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations 13 3 Black bars in each of the graphs above represent the respective capital ratio adjusted for the loss on held-to-maturity securities prior to the balance sheet repositioning that occurred in 3Q25

Loan Portfolio and Credit Quality 14

Loans: Well-diversified, granular portfolio and conservative credit culture Loan Portfolio Waterfall Linked Quarter Change by Loan Type $ in millions $ in millions 10% annualized Total Loans $441 $2,656 $190 $17,933 RE – Commercial $475 $17,492 $(2,405) RE – Construction $(252) 1 Funded loans Paydowns/ Other /advances payoffs Commercial (C&I) $139 RE – Single Family $(41) Consumer & Other $(25) Agricultural $28 Total loans Total loans Mortgage Warehouse $117 at 12/31/25 at 3/31/26 Unfunded Commitments Commentary $ in millions ❑ Total loans at $17.9 billion, up 10% on a linked quarter annualized basis RE - Construction C&I RE - Single Family RE - Commercial Agriculture Consumer/Other ❑ Period-end total loans $274 million higher than 1Q26 average total loans $4,068 $3,947 $3,955 $3,888 $3,871 ❑ 5% linked quarter increase in unfunded commitments ❑ Well-diversified, granular portfolio with no significant industry or geographic 94% variable rate • 59% tied to Prime concentrations • 41% tied to SOFR ❑ No significant direct exposure to software/technology firms ❑ Minimal exposure to Shared National Credits (SNC) 1Q25 2Q25 3Q25 4Q25 1Q26 ▪ SNC outstandings total ~1% of total loans ▪ Additional banking relationships with all borrowers 1 “Other” includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) 15

Pipelines: Solid supply of opportunities that meet disciplined credit appetite and pricing Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 $1,611 $1,559 $1,538 Commentary $757 $1,265 $490 ❑ Maintaining prudent underwriting standards and pricing $1,244 $564 $651 discipline $774 $552 $549 ❑ $651 million of ready to close loans in the commercial $249 $292 $436 1 pipeline as of March 31, 2026, with a rate of 6.40% $217 $105 $168 $199 ❑ Mortgage loan originations in 1Q26 ❑ 65% purchase ❑ 35% refinance $527 $514 $809 $775 $685 $659 $691 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Rate Ready to 8.31% 7.93% 7.39% 7.35% 7.19% 6.53% 6.40% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $27 $29 $27 $21 $32 $16 $110 $96 $89 $90 $84 $75 $69 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 16

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors Office (non-owner occupied permanent) Key Statistics At 3/31/26 Loan Portfolio – Geographic diversification By State By State NPL Ratio 0.32% 12% 2% Past Due 30+ Days 1.37% 1% 17% Average Loan Size $3.2M 9% 32% 49% Median Loan Size $0.5M $1.1B 3% 2% Number of Loans <$1M 62% 13% 4% 1 Average LTV 45.9% $17.3B 14% Weighted Average LTV 54.9% 9% Texas Arkansas Tennessee Missouri Oklahoma Kansas Other Multifamily (permanent) Key Statistics At 3/31/26 19% 14% By State 10% NPL Ratio 0.88% 10% Texas Arkansas Tennessee Missouri 37% Past Due 30+ Days 0.00% Oklahoma Kansas Florida Other 5% Average Loan Size $3.0M $0.9B 4% Median Loan Size $0.6M % of Total % of Total Top 10 MSAs Number of Loans <$1M 67% 1 1 Loans Commitments 13% 21% Average LTV 50.7% Houston-Sugarland-Baytown 8.5% 8.4% Texas Arkansas Tennessee Missouri Oklahoma Kansas Other Weighted Average LTV 61.7% Dallas-Plano-Irving 8.4% 8.4% Little Rock-North Little Rock-Conway 6.5% 7.3% Retail (non-owner occupied permanent) Key Statistics At 3/31/26 Nashville-Davidson-Murfreesboro 5.4% 5.6% By State NPL Ratio 0.21% 14% Memphis 4.7% 4.5% 1% Past Due 30+ Days 0.00% Fayetteville-Springdale-Rogers 3.7% 4.1% 5% 49% Average Loan Size $1.9M Fort Worth-Arlington 3.7% 3.8% 7% $0.9B Median Loan Size $1.0M Kansas City 2.7% 2.9% Number of Loans <$1M 50% 10% St. Louis 2.7% 2.5% Average LTV 48.1% Austin-Round Rock-San Marcos 2.3% 2.1% 14% Weighted Average LTV 55.6% Texas Arkansas Tennessee Missouri Oklahoma Kansas Other Data shown above as of March 31, 2026 1 Total loans or commitments excluding credit card portfolio and mortgage warehouse 17

CLD: Quick recycling of capital given short duration of portfolio Construction and Land Development (CLD) By State % of Total % of Total Key Statistics At 3/31/26 Top 10 MSAs Loans Commitments NPL Ratio 1.50% 19% Dallas-Plano-Irving 11.5% 12.0% Past Due 30+ Days 1.01% Houston-Sugarland-Baytown 10.7% 10.8% 40% Average Loan Size $1.4M Nashville-Davidson-Murfreesboro 6.8% 7.8% Median Loan Size $0.3M 13% Phoenix-Mesa-Glendale 5.4% 5.9% $2.6B Number of Loans <$1M 82% Fayetteville-Springdale-Rodgers 3.8% 5.2% Average LTV 56.3% 2% Little Rock-North Little Rock-Conway 4.0% 4.2% 2% Weighted Average LTV 53.8% 3% Fort Worth-Arlington 3.6% 4.1% Weighted Average Maturity ~17 months 11% 10% Austin-Round Rock-San Marcos 5.2% 4.0% Texas Arkansas Tennessee Missouri Kansas City 3.3% 3.6% Oklahoma Kansas Florida Other Jacksonville, FL 3.0% 3.4% CLD - Industrial Warehouse (non-owner occupied) CLD - Multifamily By State By State Key Statistics At 3/31/26 Key Statistics At 3/31/26 NPL Ratio 0.00% NPL Ratio 0.00% 18% Texas 21% Texas Past Due 30+ Days 0.00% 31% Past Due 30+ Days 0.00% Arkansas 48% Tennessee Average Loan Size $17.5M Average Loan Size $13.3M 3% Tennessee Missouri $0.7B $0.5B Median Loan Size $8.4M Median Loan Size $8.7M 27% 5% Kansas Florida Number of Loans <$1M 35% Number of Loans <$1M 27% Florida 9% 8% Other Average LTV 52.8% Average LTV 40.2% Other 16% 14% Weighted Average LTV 51.1% Weighted Average LTV 44.1% Weighted Average Maturity ~12 months Weighted Average Maturity ~13 months Data shown above as of March 31, 2026 18

Loans: Loan portfolio by type and key credit metrics as of December 31, 2025 as of March 31, 2026 % of % of Past Due 30+ Unfunded Unfunded Balance Total Balance Total Days Classified Nonperforming Commitment ACL Commitment $ in millions $ Loans $ Loans $ $ $ $ % Reserve Total Loan Portfolio Credit Card 176 1% 173 1% 3 1 1 - 3.31% - Consumer – Other 116 1% 96 1% 1 - - 38 3.10% 0.59% Real Estate – Construction 2,874 16% 2,622 15% 27 69 40 1,783 2.07% 1.10% Real Estate – Commercial 8,290 47% 8,765 49% 27 241 46 299 1.09% 0.33% Real Estate – Single-family 2,607 15% 2,566 14% 29 53 37 319 1.50% 0.79% Commercial (C&I) 2,382 14% 2,521 14% 5 41 16 1,391 1.05% 0.10% Mortgage Warehouse 322 2% 439 2% - - - - 0.20% - Agriculture 306 2% 334 2% - 2 2 225 1.03% 0.37% Other 419 2% 417 2% - - - 13 0.57% 0.23% Total Loan Portfolio 17,492 100% 17,933 100% 92 407 142 4,068 1.28% 0.63% Loan Concentration (Holding Company Level) C&D 99% 89% CRE 291% 286% Select Loan Categories Retail 1,194 7% 1,188 7% - 4 3 124 0.81% 1.17% Nursing / Extended Care 192 1% 159 1% - 52 1 1 7.69% 0.03% Healthcare 555 3% 527 3% 1 23 2 131 1.29% 0.57% Multifamily 1,606 9% 1,593 9% - 26 8 576 1.92% 0.32% Hotel 823 5% 898 5% 7 33 4 182 1.53% 1.82% Restaurant 610 3% 576 3% 1 16 15 18 1.11% 0.47% NOO Office 1,142 7% 1,231 7% 16 26 12 90 1.75% 0.69% NOO Industrial Warehouse 1,508 9% 1,575 9% - 17 - 330 0.29% 0.18% 1 Non-Depository Financial Institutions (NDFI) 674 4% 760 4% - 2 - 84 0.46% 0.11% 1 NDFI includes mortgage warehouse disclosed in the Total Loan Portfolio table above 19

Credit Quality ACL and Unfunded Commitment Reserve Credit Quality Commentary 1.50%❑ Top 10 NPLs total $72.4 million with reserves of $7.2 million, reflecting management’s 1.48% 1.48% expectation of limited loss content 1.28% 1.28% ❑ Select recent developments after the end of 1Q26 ▪ $1.8M nonperforming RE – Commercial loan paid in full ▪ $2.1M nonperforming RE – Construction loan returned to performing status 0.66% 0.66% 0.65% 0.65%▪ $15.6M past due RE – Commercial (office) loan brought current 0.63% ▪ $13.2M past due RE – Construction/C&I loan brought current ▪ $8.3M past due RE – Construction loan brought current ▪ $3.1M past due RE – Commercial (hotel) loan paid in full ❑ Moody’s March 31, 2026, Economic Scenario ▪ Baseline (80%); S1 (10%); S3 (10%) 1Q25 2Q25 3Q25 4Q25 1Q26 ACL to Total Loans Unfunded Commitment Reserve to Unfunded Commitments Provision and Net Charge-Offs $ in millions Credit Quality Metrics $14.6 0.92% 0.90% 0.89% 0.79% Primarily loan growth, $5.5 coupled with change in 0.66% 0.64% 0.61% 0.62% 0.63% Moody’s macro economic forecast 0.51% 0.51% Net Charge-Offs 0.27% $9.1 0.21% 21 bps 0.17% 0.11% 1Q25 2Q25 3Q25 4Q25 1Q26 NPL to Loans NPA to Assets Past Due 30-89 to Loans 20 1Q26 20

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth (including, among other things, expected pre-provision net revenue growth during 2026); business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; projections regarding loan repricing; the interest rate sensitivity estimates and projections set forth on slide 11; the estimates related to the hedging program (including estimated future swap income) set forth on slide 12; and the commentary on developments after the end of the quarter related to credit quality on slide 20. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts in the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; the effects of a government shutdown; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2025, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Further, the timing, pricing and amount of any repurchases under the Company’s stock repurchase program will be determined by Simmons’ management at its discretion based on a variety of factors including, but not limited to, market conditions, trading volume and market price of Simmons’ common stock, Simmons’ capital needs, Simmons’ working capital and investment requirements, other corporate considerations, economic conditions, and legal requirements. The stock repurchase program does not obligate Simmons to repurchase any common stock and may be modified, discontinued or suspended at any time without prior notice. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, quarterized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, branch right sizing costs, early retirement program costs, termination of vendor and software services, FDIC Deposit Insurance special assessment, professional services and a loss on the sale of an equipment finance business. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, gains and/or losses on the sale of securities, or the Two Specific Credit Relationships. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 21

Appendix 22

Select Balance Sheet and Other Data 1Q26 vs 4Q25 1Q26 vs 1Q25 $ in millions, except per share data 1Q26 4Q25 1Q25 $ Change % Change $ Change % Change Period End Balances Total loans $17,932.9 $17,492.2 $17,094.1 $440.7 3% $838.8 5 % Investment securities 3, 152.3 3,266.2 6,107.4 (113.9) (3) (2,955.1) (48) Total assets 24,692.8 24,540.9 26,793.0 15 1.9 1 (2,100.2) (8) Total deposits 20 ,202.8 20,184.0 21,684.6 18.7 - (1,481.8) (7) Borrowed funds 77 1.2 64 1.4 1,301.3 12 9.8 20 (530.2) (41) Total stockholders' equity 3, 437.7 3, 419.2 3, 531.5 18 .5 1 (93.8) (3) Average Balances Total loans $17,658.8 $17,295.4 $16,920.1 $363.4 2% $738.8 4 % Investment securities 3,228.8 3,301.0 6, 148.6 (72.2) (2) (2,919.8) (47) Total assets 24,533.0 24,254.4 26,678.6 278.6 1 (2,145.6) (8) Total deposits 20,236.2 19 ,957.5 21,680.9 27 8.7 1 (1,444.8) (7) Borrowed funds 52 8.7 558.1 1, 112.5 (29.4) (5) (583.8) (52) Total stockholders' equity 3,470.3 3, 410.0 3,564.5 60.2 2 (94.2) (3) Select Other Data Equity to assets 13.92% 13.93% 13.18% 1 8.74 8.71 8.34 Tangible common equity to tangible assets Book value per share $23.70 $23.62 $28.04 1 Tangible book value per share 14.03 13.91 16.81 Allowance for credit losses to total loans 1.28% 1.28% 1.48 % Nonperforming loan coverage ratio 162 199 165 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 23

Income Summary 1 1 1Q26 Adjusted 1Q26 vs Adjusted 1 $ in millions, except per share data 4Q25 1Q25 Reported Adjusted Net interest income $197.2 $197.2 $ (0.1) - % $33.7 21 % Noninterest income 4 4.2 4 4.2 (7.5) (15) (2.0) (4) Total revenue 241.4 241.4 (7.6) (3) 31.8 15 Noninterest expense 140.7 140.6 2.0 1 (2.9) (2) 2 100.7 100.7 (9.6) (9) 34.7 53 Pre-provision net revenue Provision for credit losses 1 4.6 14.6 (0.5) (3) (12.2) (45) Provision for income taxes 1 7.5 17.5 1.3 8 11.5 189 Earnings $ 68.5 $ 68.6 $(10.4) (13) % $35.4 107 % Diluted EPS $ 0.47 $ 0.47 $(0.07) (13) % $0.21 81 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 24 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 1Q $ in thousands, except per share data 2025 2025 2025 2025 2026 1 Calculation of Adjusted Earnings Net Income (Loss) $ 32,388 $ 54,773 $ (562,792) $ 78,078 $ 68,544 Certain items Branch right sizing, net 994 163 2,004 85 531 Loss on sale of equipment finance business - - - 1,118 - Loss (gain) on sale of securities - - 801,492 - - Early retirement program - 1,594 305 - 283 Loss on early extinguishment of debt - - 570 - - Termination of vendor and software services - - - 12 - FDIC Deposit Insurance special assessment - - - - (1,984) Professional services - - - - 1,200 Tax effect (260) (459) (176,649) (318) 8 Certain items, net of tax 734 1,298 627,722 897 22 Adjusted earnings (non-GAAP) $ 33,122 $ 56,071 $ 64,930 $ 78,975 $ 68,566 1 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 32,388 $ 54,773 $ (562,792) $ 78,078 $ 68,544 Diluted earnings per share $ 0.26 $ 0.43 $ (4.00) $ 0.54 $ 0.47 Adjusted earnings available to common shareholders (non-GAAP) $ 33,122 $ 56,071 $ 64,930 $ 78,975 $ 68,566 Adjusted diluted earnings per share (non-GAAP) $ 0.26 $ 0.44 $ 0.46 $ 0.54 $ 0.47 Average Diluted Shares Outstanding 126,336,557 126,406,453 140,648,704 145,210,222 145,340,410 1 In this presentation, “Adjusted Earnings” may also be referred to as “Adjusted Net Income” 25

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 1Q 2025 2025 2025 2025 2026 $ in thousands Calculation of Pre-Provision Net Revenue (PPNR) Net interest income $ 163,422 $ 171,824 $ 186,661 $ 197,296 $ 197,168 Plus: Noninterest income 46,155 42,354 (756,187) 51,708 44,197 Less: Noninterest expense 144,580 138,589 142,032 139,862 140,673 Pre-Provision Net Revenue (PPNR) (non-GAAP) $ 64,997 $ 75,589 $ (711,558) $ 109,142 $ 100,692 Calculation of Adjusted Pre-Provision Net Revenue Pre-Provision Net Revenue (PPNR) (non-GAAP) $ 64,997 $ 75,589 $ (711,558) $ 109,142 $ 100,692 Plus: Loss on sale of equipment finance business - - - 1,118 - Plus: (Gain) loss on sale of securities - - 801,492 - - Plus: Branch right sizing costs, net 994 163 2,004 85 531 Plus: Early retirement program - 1,594 305 - 283 Plus: Loss on early extinguishment of debt - - 570 - - Plus: Termination of vendor and software services - - - 12 - Plus: Professional services - - - - 1,200 Less: FDIC Deposit Insurance special assessment - - - - 1,984 Adjusted Pre-Provision Net Revenue (non-GAAP) $ 65,991 $ 77,346 $ 92,813 $ 110,357 $ 100,722 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 3,531,485 $ 3,549,210 $ 3,353,963 $ 3,419,240 $ 3,437,734 Intangible assets: Goodwill (1,320,799) (1,320,799) (1,320,799) (1,320,799) (1,320,799) Other intangible assets (93,714) (90,617) (87,520) (84,423) (81,325) Total intangible assets (1,414,513) (1,411,416) (1,408,319) (1,405,222) (1,402,124) Tangible common stockholders' equity (non-GAAP) $ 2,116,972 $ 2,137,794 $ 1,945,644 $ 2,014,018 $ 2,035,610 Shares of common stock outstanding 125,926,822 125,996,248 144,703,075 144,762,817 145,058,331 Book value per common share $ 28.04 $ 28.17 $ 23.18 $ 23.62 $ 23.70 Tangible book value per common share (non-GAAP) $ 16.81 $ 16.97 $ 13.45 $ 13.91 $ 14.03 26

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 1Q 2025 2025 2025 2025 2026 $ in thousands, except number of employees (FTE) Calculation of Total Revenue and Adjusted Total Revenue Net Interest Income (GAAP) $ 163,422 $ 171,824 $ 186,661 $ 197,296 $ 197,168 Noninterest Income (GAAP) 46,155 42,354 (756,187) 51,708 44,197 Total Revenue (non-GAAP) $ 209,577 $ 214,178 $ (569,526) $ 249,004 $ 241,365 Total Revenue (non-GAAP) $ 209,577 $ 214,178 $ (569,526) $ 249,004 $ 241,365 Less: Gain (loss) on sales of securities - - (801,492) - - Less: Loss on early extinguishment of debt - - (570) - - Adjusted Total Revenue (non-GAAP) $ 209,577 $ 214,178 $ 232,536 $ 249,004 $ 241,365 Employees (FTE) 2,949 2,947 2,883 2,917 2,913 Total Revenue per Employee (FTE) $ 71.07 $ 72.68 $ (197.55) $ 85.36 $ 82.86 Adjusted Total Revenue per Employee (FTE) $ 71.07 $ 72.68 $ 80.66 $ 85.36 $ 82.86 Calculation of Adjusted Noninterest Income Noninterest Income (GAAP) $ 46,155 $ 42,354 $ (756,187) $ 51,708 $ 44,197 Less: Gain (loss) on sale of securities - - (801,492) - - Less: Loss on early extinguishment of debt - - (570) - - Adjusted Noninterest Income (non-GAAP) $ 46,155 $ 42,354 $ 45,875 $ 51,708 $ 44,197 Calculation of Noninterest Income to Total Revenue Noninterest Income to Total Revenue 22.02% 19.78% NM 20.77% 18.31% Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP) 22.02% 19.78% 19.73% 20.77% 18.31% Calculation of PPNR and Adjusted PPNR Per Share Average Diluted Shares Outstanding 126,336,557 126,406,453 140,648,704 145,210,222 145,340,410 PPNR per Average Diluted Shares Outstanding $ 0.51 $ 0.60 $ (5.06) $ 0.75 $ 0.69 Adjusted PPNR per Average Diluted Shares Outstanding (non-GAAP) $ 0.52 $ 0.61 $ 0.66 $ 0.76 $ 0.69 FTE – Full time equivalent NM – Not meaningful 27

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 1Q 2025 2025 2025 2025 2026 $ in thousands Calculation of Adjusted Noninterest Expense Noninterest Expense (GAAP) $ 144,580 $ 138,589 $ 142,032 $ 139,862 $ 140,673 Less: Branch right sizing expense 994 163 2,004 85 531 Less: Early retirement program - 1,594 305 - 283 Less: Loss on sale of equipment finance business - - - 1,118 - Less: Termination of vendor and software services - - - 12 - Less: Professional services - - - - 1,200 Plus: FDIC Deposit Insurance special assessment - - - - 1,984 Adjusted Noninterest Expense (non-GAAP) $ 143,586 $ 136,832 $ 139,723 $ 138,647 $ 140,643 Calculation of Efficiency Ratio and Adjusted Efficiency Ratio Noninterest Expense (efficiency ratio numerator) $ 144,580 $ 138,589 $ 142,032 $ 139,862 $ 140,673 Total Revenue $ 209,577 $ 214,178 $ (569,526) $ 249,004 $ 241,365 Fully taxable equivalent adjustment ___ _ _6,414 ___ _ _6,422 ___ _ _3,811 ___ _ _2,890 ___ _ _3,012 Efficiency ratio denominator $ 215,991 $ 220,600 $ (565,715) $ 251,894 $ 244,377 Efficiency ratio (based on GAAP figures) 66.94% 62.82% (25.11)% 55.52% 57.56% Adjusted Noninterest Expense (non-GAAP) $ 143,586 $ 136,832 $ 139,723 $ 138,647 $ 140,643 Less: Other real estate and foreclosure expense 198 216 200 432 315 Less: Amortization of intangible assets ___ __ 3,527 ___ __ 3,098 ___ __ 3,097 ___ __ 3,097 ___ __ 3,097 Adjusted efficiency ratio numerator (non-GAAP) $ 139,861 $ 133,518 $ 136,426 $ 135,118 $ 137,231 Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 27) $ 209,577 $ 214,178 $ 232,536 $ 249,004 $ 241,365 Fully taxable equivalent adjustment ___ _ _6,414 ___ _ _6,422 ___ _ _3,811 ___ _ _2,890 ___ _ _3,012 Adjusted efficiency ratio denominator (non-GAAP) $ 215,991 $ 220,600 $ 236,347 $ 251,894 $ 244,377 Adjusted Efficiency Ratio (non-GAAP) 64.75% 60.52% 57.72% 53.64% 56.16% Fully taxable equivalent adjustment using an effective tax rate of 26.135% 28

Non-GAAP Reconciliations 1Q 4Q 1Q 2025 2025 2026 $ in thousands Calculation of Adjusted Salaries and Employee Benefits Salaries and employee benefits (GAAP) $ 74,824 $ 72,924 $ 75,885 Less: Early retirement program - - 283 Less: Other - - - Total Adjusted Salaries and Employee Benefits (non-GAAP) $ 74,824 $ 72,924 $ 75,602 Calculation of Adjusted Occupancy Expense, Net Occupancy expense, net (GAAP) $ 12,651 $ 11,636 $ 12,218 Less: Branch right sizing expense 744 398 298 Total Adjusted Occupancy Expense (non-GAAP) $ 11,907 $ 11,238 $ 11,920 Calculation of Adjusted Furniture and Equipment Expense Furniture and Equipment Expense (GAAP) $ 5,465 $ 5,304 $ 5,423 Less: Branch right sizing expense 89 14 21 Total Adjusted Furniture and Equipment Expense (non-GAAP) $ 5,376 $ 5,290 $ 5,402 Calculation of Adjusted Other Noninterest Expense Other noninterest expense (GAAP) $ 46,051 $ 44,830 $ 44,537 Less: Loss on sale of equipment finance business - 1,118 - Less: Branch right sizing expense 161 (327) 205 Less: Termination of vendor and software services - 12 - Less: Professional services - - 1,200 Total Adjusted Other Noninterest Expense (non-GAAP) $ 45,890 $ 44,027 $ 43,132 Calculation of Adjusted Provision for Income Taxes Provision for income taxes (GAAP) $ 5,812 $ 15,948 $ 17,526 Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 25) (260) (318) (8) Adjusted provision for income taxes (non-GAAP) $ 6,072 $ 16,266 $ 17,534 29

Non-GAAP Reconciliations 1Q 4Q 1Q 1Q 2025 2025 2026 2026 $ in thousands $ in thousands Calculation of Adjusted Other Real Estate and Foreclosure Expense Calculation of Adjusted ROAA Other real estate and foreclosure expense (GAAP) $ 198 $ 432 $ 315 Net income $ 68,544 Less: Branch right sizing expense - - 7 Adjusted earnings (non-GAAP) (reconciliation shown on page 25) $ 68,566 Total Adjusted Other Real Estate and Foreclosure Expense (non-GAAP) $ 198 $ 432 $ 308 Average assets $ 24,533,005 Calculation of Adjusted Deposit insurance Return on average assets (ROAA) 1.13% Deposit insurance (GAAP) $ 5,391 $ 4,736 $ 2,295 Adjusted ROAA (non-GAAP) 1.13% Less: FDIC Deposit Insurance special assessment - - (1,984) Total Adjusted Deposit Insurance (non-GAAP) $ 5,391 $ 4,736 $ 4,279 Calculation of Insured, Collateralized Deposits to Total Deposits Uninsured deposits at Simmons Bank $ 7,385,688 1Q Less: Collateralized deposits (excluding portion that is FDIC insured) 2,509,728 2026 $ in thousands Less: Intercompany eliminations _____ 432,795 Total uninsured, non-collateralized deposits (non-GAAP) $ 4,443,165 Calculation of Tangible Common Equity (TCE) Total common stockholders’ equity $ 3,437,734 Total deposits $ 20,202,783 Less: Intangible assets 1,402,124 Total tangible common stockholders’ equity (non-GAAP) $ 2,035,610 Less: Total uninsured, noncollateralized deposits (non-GAAP) 4,443,165 Total insured, collateralized deposits (non-GAAP) $ 15,759,618 Total assets $ 24,692,783 Less: Intangible assets 1,402,124 Total Insured, collateralized deposits to total deposits (non-GAAP) 78% Total tangible assets $ 23,290,659 Common equity to total assets 13.92% Tangible common equity to tangible common assets (non-GAAP) 8.74% 30

Non-GAAP Reconciliations 2Q 2Q 2025 2025 $ in thousands $ in thousands Calculation of Tier 1 Leverage Ratio Calculation of Total Risk-Based Capital Ratio Stockholders’ equity $ 3,549,210 Tier 1 capital 2,551,006 Less: Disallowed intangible assets, net of deferred tax 1,379,104 Plus: Subordinated notes and debentures 366,369 Less: Unrealized loss (gain) on AFS securities 380,900 Less: Subordinated debt phase out (198,000) Tier 1 capital $ 2,551,006 Plus: Qualifying allowance for credit losses and reserve for unfunded commitments 258,079 Total risk-based capital $ 2,977,454 Tier 1 capital $ 2,551,006 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Total risk-based capital $ 2,977,454 Adjusted Tier 1 capital $ 2,049,943 Less: Loss on securities sale and repositioning 606,729 Adjusted total risk-based capital $ 2,370,725 Average assets for leverage ratio $ 25,606,135 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Risk weighted assets $ 20,646,324 Adjusted average assets for leverage ratio $ 25,105,072 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 Tier 1 Leverage Ratio 9.96% Adjusted Tier 1 Leverage Ratio (Economic Capital) (non-GAAP) 8.17% Total Risk-Based Capital Ratio 14.42% Adjusted Total Risk-Based Capital Ratio (Economic Capital) (non-GAAP) 12.03% 1 Calculation of CET 1 Capital Ratio Tier 1 capital $ 2,551,006 Less: Loss on securities sale and repositioning 606,729 Adjusted Tier 1 capital $ 1,944,277 Risk weighted assets $ 20,646,324 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 CET 1 Capital Ratio 12.36% Adjusted CET 1 Capital Ratio Ratio (Economic Capital) (non-GAAP) 9.87% 1 At June 30, 2025, the CET 1 Capital Ratio and the Tier 1 Risk-Based Capital Ratio were the same for the Company 31

Nasdaq SFNC st 1 Quarter 2026 Earnings Presentation April 16, 2026